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                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
       Supplement Dated January 1, 1997 to Prospectus Dated April 9, 1996


Effective January 1, 1997 the following information replaces similar information located under the heading "Fidelity VIP II Asset Manager Portfolio" in "The Funds" section.

       The fund seeks high total return with reduced risk over the long term. The fund seeks to achieve its investment objective by allocating its assets among stocks, bonds, short-term and money market instruments and other investments of U.S. and foreign issuers. The fund spreads its assets among all three asset classes moderating both its risk and return potential. Because the fund can invest in bonds and short-term instruments and money market instruments, its returns may not be as high as a fund that invests only in stocks.

Effective August 1, 1996 the investment advisor for Fidelity VIP II Asset Manager has agreed to reduce the individual fund fee rate from .40% to .25% with the group fund fee rate remaining at .3097%. The total management fee rate for Asset Manager, effective August 1, 1996 is .56%.

Effective January 1, 1997, the total annual limitation for the CIGNA Variable Products S&P 500 Index Fund will be reduced from .60% to .25% of the Fund's Average Daily Net Asset Value.

Effective January 1, 1997, the table of Total Annual Expenses and footnotes which appear in the Fund Annual Expenses section on page 10 of the prospectus will be as follows:


                                                                                                   Total
                                                                 Mgmt            Other            Annual
                                                                 Fees           Expenses         Expenses
                                                                 ----           --------         --------
CIGNA Variable Products Money Market Fund(1)                       .35%             .15%             .50%
Fidelity VIP II Investment Grade Bond Portfolio                    .45%             .14%             .59%
Fidelity VIP II Asset Manager Portfolio(2)                         .56%             .08%             .64%
CIGNA Variable Products S&P 500 Index Fund(1)                      .25%             none             .25%
Fidelity VIP Equity-Income Portfolio(2)                            .51%             .10%             .61%
TCI Growth                                                        1.00%             .00%            1.00%
Fidelity VIP Overseas Growth Portfolio                             .76%             .15%             .91%


Effective January 1, 1997 the name of the investment adviser for TCI Portfolios, Inc. listed on page 8 of the prospectus will be changed from Investors Research Corporation to American Century Investment Management, Inc.

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(1)      The Investment Advisor for CIGNA Variable Products Money Market Fund
         and CIGNA Variable Products S&P 500 Index Fund has voluntarily agreed to limit total annual expenses to 0.50% and 0.25% of average net assets, respectively.

         These agreements are voluntary and may end at any time, however, the Investment Advisor for the funds has committed to maintain these caps on expenses until December 31, 1997.

         The expenses shown here include a cap on other expenses for CIGNA Variable Products Money Market Fund of .15% and for CIGNA Variable Products S&P 500 Index Fund of .35%. Without these caps, total annual expenses are estimated to be .94% for CIGNA Variable Products Money Market Fund, based on results from the inception of the fund on January 2, 1996 through March 31, 1996, and are .73% for CIGNA Variable Products S&P 500 Index Fund.

(2) Effective August 1, 1996, Fidelity Management & Research Company has voluntarily agreed to reduce Fidelity VIP II: Asset Manager Portfolio individual fund fee rates from .40% to .25%. The group portfolio fee rate remains at .3097% for Fidelity VIP II: Asset Manager. Effective August 1, 1996, the total management fee rate for Fidelity VIP II:
         Asset Manager is .56%.

         A portion of the brokerage commissions the portfolio paid was used to reduce its expenses. Without this reduction, "Total Annual Expenses" would have been .66% for Asset Manager and .61% for Equity-Income.





                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                                  c/o   CIGNA
                         Lehigh Valley Corporate Center
                           1455 Valley Center Parkway
                              Bethlehem, Pa. 18017

                                 1-800-225-0646